Exhibit 11

                   COMPUTATION OF PER SHARE EARNINGS

     The following is a computation of the weighted average number of shares outstanding which is used in the computation of per share earnings for Luby's, Inc. for the three and nine months ended May 31, 1999 and 1998.

Three months ended May 31, 1999:

      22,420,375 x shares outstanding for 92 days       2,062,674,500
      Divided by number of days in the period                      92
                                                        _____________
                                                           22,420,375

Nine months ended May 31, 1999:

      23,270,675 x shares outstanding for  52 days      1,210,075,100
      23,163,097 x shares outstanding for   9 days        208,467,873
      22,870,798 x shares outstanding for  30 days        686,123,940
      22,626,065 x shares outstanding for  31 days        701,408,015
      22,420,375 x shares outstanding for 151 days      3,385,476,625
                                                        _____________
                                                        6,191,551,553
      Divided by number of days in the period                     273
                                                        _____________
                                                           22,679,676

Three months ended May 31, 1998:

      23,270,675 x shares outstanding for 92 days       2,140,902,100
      Divided by number of days in the period                      92
                                                        _____________
                                                           23,270,675

Nine months ended May 31, 1998:

      23,266,374 x shares outstanding for  18 days        418,794,732
      23,266,921 x shares outstanding for  17 days        395,537,657
      23,268,328 x shares outstanding for   9 days        209,414,952
      23,270,675 x shares outstanding for 229 days      5,328,984,575
                                                        _____________
                                                        6,352,731,916
      Divided by number of days in the period                     273
                                                        _____________
                                                           23,270,080